UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

Tilray, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughhan Rd. Nanaimo, BC, Canada	V9X 1J2
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (844) 845-7291

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On May 4, 2021, Tilray, Inc. (the “Company” or “Tilray”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Arrangement (as defined in the Original Report) and related matters under Items 2.01, 2.03, 2.04, 3.01, 3.02, 3.03, 5.07, 8.01, and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Arrangement under Items 1.02, 5.01, 5.02, and 5.03.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 1.02.          Termination of Material Definitive Agreement.

On May 4, 2021, High Park Holdings Ltd., a wholly-owned subsidiary of Tilray (“High Park”), repaid in full all outstanding indebtedness under its loan facility agreement, dated February 28, 2020, as amended on June 5, 2020 (the “BF Credit Facility”), by and among High Park, as borrower, Tilray and certain of its other subsidiaries, as guarantors, Bridging Finance Inc., as agent for and on behalf of any of the funds managed or co-managed by Bridging Finance Inc. The BF Credit Facility and related security interests were terminated in conjunction with the repayment in full of approximately C$64.0 million of principal, as well as accrued and unpaid interest and fees, plus a prior notice prepayment fee of approximately C$1.4 million. The material terms of the BF Credit Facility are described in the definitive proxy statement filed by Tilray with the SEC on March 12, 2021 (as amended and supplemented from time to time, the “Joint Circular/Proxy”) in the section titled “Description of Tilray Indebtedness—Bridging Finance Loan Facility Letter Agreement.”

Item 5.01          Changes in Control of Registrant.

The information set forth in Item 2.01 of the Original Report and Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01. In connection with the Arrangement and at the Effective Time, a change in control of Tilray occurred.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;          Compensatory Arrangements of Certain Officers.

Resignations of Directors

As contemplated by the Arrangement Agreement, at the Effective Time, the size of the board of directors of Tilray (the “Board”) was increased to consist of nine directors. Each of Michael Auerbach, Rebekah Dopp, Soren Schroder and Christine St.Clare (the “Resigning Directors”) resigned from the Board and from all committees of the Board of which such individual was a member, effective as of the Effective Time.  The resignations are not a result of any disagreement between Tilray and any of the Resigning Directors or any matter relating to Tilray’s operations, policies, or practices.  In connection with the change of control of Tilray, the Board accelerated the vesting of all unvested equity awards granted to the Resigning Directors.

Appointment of Directors; Board Committees

The following persons are newly appointed directors following the closing.  For information concerning the directors, see the disclosures in the Joint Circular/Proxy under the section titled “Governance and Management of the Combined Company—Board of Directors of the Combined Company,” and the information set forth under Item 5.02 of Tilray’s Current Report on Form 8-K (File No. 001-38594) filed with the SEC on April 13, 2021, each of which is incorporated herein by reference.

Name	Age	Position
Irwin D. Simon†	62	Chairperson of the Board of Directors
Jodi Butts±(3)	48	Director
David F. Clanachan†(1)	59	Director
John M. Herhalt*(4)	63	Director
David Hopkinson±(2)(3)	49	Director
Thomas (Tom) Looney± (1)(2)	57	Director
Renah Persofsky†(6)(7)	62	Director
Walter Robb*(1)(5)	66	Director

*	Class I, with a term expiring at Tilray 2022 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal

†	Class II, with a term expiring at Tilray 2023 annual meeting of stockholders and until their successor has been duly electedand qualified, or until their earlier death, resignation or removal

±	Class III, with a term expiring at Tilray 2021 annual meeting of stockholders and until their successor has been dulyelected and qualified, or until their earlier death, resignation or removal

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee
(4)	Chair of the audit committee
(5)	Chair of the compensation committee
(6)	Chair of the nominating and corporate governance committee
(7)	Lead director

New Director Relationships

There are no family relationships between Irwin Simon, Jodi Butts, David Clanachan, John Herhalt, David Hopkinson, Tom Looney, Renah Persofsky and Walter Robb, and any director or executive officer of Tilray, and none has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Resignation of Officers

As previously disclosed, on December 15, 2020, Brendan Kennedy, Tilray’s former chief executive officer and chairperson of the Board, submitted an irrevocable letter of resignation and release (the “Letter of Resignation”) whereby Mr. Kennedy resigned from all positions held at Tilray (other than as a member of the Board), with such resignations to be effective upon the Effective Time.  The Letter of Resignation also included a form of release agreement, which was entered into between Mr. Kennedy and Tilray as of the Effective Time, that, together with the Letter of Resignation, amends certain rights that Mr. Kennedy had under his employment agreement in consideration for the benefits that Mr. Kennedy received as a result of the completion of the Arrangement, including a severance payment and full accelerated vesting of all equity awards.

The foregoing description of the Letter of Resignation does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Resignation, which is attached as Exhibit 10.1 to the Original Report and incorporated herein by reference.

On April 29, 2021, Michael Kruteck notified Tilray of his intent to resign as chief financial officer of Tilray effective April 30, 2021, and terminate employment with Tilray effective May 6, 2021.  Mr. Kruteck’s resignation is not the result of any disagreement with Tilray on any matter relating to the Tilray’s operations, policies, or procedures.  In connection with Mr. Kruteck’s resignation, he was offered a severance benefits equal to twelve (12) months’ base salary and payment of COBRA premiums, target bonus, and acceleration of equity awards, which was calculated based on the terms of Sections 7 and 8 of his employment agreement, dated January 20, 2020, with Tilray, subject to his executing and not rescinding a customary release in a form acceptable to the Company (the “Kruteck Separation Agreement”).  Other than what is provided for in the Kruteck Separation Agreement (including a one-time payment equal to $38,709.00 for Mr. Kruteck performing certain services), Mr. Kruteck will not be entitled to any other compensation, payments or benefits from the Company or affiliates in connection with his resignation.  The foregoing description of the Kruteck Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Kruteck Separation Agreement which is attached as Exhibit 10.2 to the Original Report and incorporated herein by reference.

On April 28, 2021, Jon Levin resigned as chief operating officer of Tilray effective April 30, 2021.  Mr. Levin’s resignation is not the result of any disagreement with Tilray on any matter relating to the Tilray’s operations, policies, or procedures.  In connection with Mr. Levin’s resignation, he was offered a severance benefits equal to twelve (12) months’ base salary and payment of COBRA premiums, target bonus, and acceleration of equity awards, which was calculated based on the terms of Sections 7 and 8 of his employment agreement, dated January 13, 2020 and as amended September 21, 2020, with Tilray, subject to his executing and not rescinding a customary release in a form acceptable to the Company (the “Levin Separation Agreement”).  Other than what is provided for in the Levin Separation Agreement, Mr. Levin will not be entitled to any other compensation, payments or benefits from the Company or affiliates in connection with his resignation.  The foregoing description of the Levin Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Levin Separation Agreement which is attached as Exhibit 10.3 to the Original Report and incorporated herein by reference.

Appointment of Officers

Name	Age	Position
Irwin D. Simon*	62	President & Chief Executive Officer
Carl A. Merton†	51	Chief Financial Officer
Denise M. Faltischek	48	Chief Strategy Officer
James Meiers	63	Head of Canada

*          Principal executive officer

†          Principal financial officer and principal accounting officer

A brief biography and an overview of the compensation arrangement for each of the foregoing newly appointed officers of the Company are set forth in the sections of Exhibit 99.5 to the Original Report entitled “Executive Compensation” and “Officers of Tilray” and are incorporated by reference herein.

New Officer Relationships

There are no family relationships between Irwin Simon, Carl Merton, Denise Faltischek and James Meiers, and any director or executive officer of Tilray, and none has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03          Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year

In connection with the consummation of the Arrangement, on the Effective Date, Tilray changed its fiscal year from a year ending December 31 to a year ending May 31, to conform its fiscal year end to that of Aphria. The change to Tilray’s fiscal year is effective as of the closing of the Arrangement.  Going forward, Tilray will file annual and quarterly reports based on the May 31 fiscal year-end.

Item 9.01.          Financial Statements and Exhibits.

The unaudited condensed interim consolidated financial statements of Aphria for the three and nine months ended February 28, 2021 and February 29, 2020, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference into this Item 9.01(a).

(b)          Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of Tilray (after giving effect to the Arrangement), for the three months and nine months ended February 28, 2021 and February 29, 2020, is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference into this Item 9.01(b).

(d)          Exhibits.

Exhibit Number	Exhibit Description

2.1†
Arrangement Agreement by and between Tilray and Aphria dated December 15, 2020 (incorporated by reference to Exhibit 2.1 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on December 21, 2020).

2.2
Amendment No. 1 to Arrangement Agreement and Plan of Arrangement by and between Tilray and Aphria dated February 19, 2021(incorporated by reference to Exhibit 2.1 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on February 22, 2021).

4.1
Indenture dated as of April 23, 2019, between Aphria Inc. and GLAS Trust Company LLC, relating to Aphria Inc.’s 5.25% Convertible Senior Notes due 2024 (incorporated by reference to Exhibit 4.1 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

4.2
First Supplemental Indenture dated as of April 30, 2021, among Aphria Inc., Tilray, Inc. and GLAS Trust Company LLC (incorporated by reference to Exhibit 4.2 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

10.1
Resignation Letter and Release by and between Tilray and Brendan Kennedy dated December 15, 2020 (incorporated by reference to Exhibit 10.1 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

10.2±
Separation Agreement and Complete Release dated as of April 30, 2021, by and between Michael Kruteck and Tilray, Inc (incorporated by reference to Exhibit 10.2 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

10.3±
Separation Agreement and Complete Release dated as of April 29, 2021, by and between Jon Levin and Tilray, Inc. (incorporated by reference to Exhibit 10.3 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

23.1	Consent of PricewaterhouseCoopers LLP (incorporated by reference to Exhibit 23.1 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).
99.1	Press release dated May 3, 2021 (incorporated by reference to Exhibit 99.1 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).
99.2
Audited consolidated statements of financial position of Aphria Inc. and its subsidiaries as of May 31, 2020 and 2019, and the related consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years then ended, together with the Report of Independent Registered Public Accounting Firm thereon and the notes thereto (incorporated by reference to Exhibit 99.2 of Tilray’s Current Report on Form 8-K (File No. 001-38594) filed with the SEC on February 25, 2021).

99.3
Unaudited condensed interim consolidated financial statements of Aphria for the three and nine months ended February 28, 2021 and February 29, 2020, and the notes related thereto (incorporated by reference to Exhibit 99.3 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

99.4
Unaudited pro forma condensed consolidated financial statements of Tilray (after giving effect to the Arrangement), for the three months and nine months ended February 28, 2021 and February 29, 2020 (incorporated by reference to Exhibit 99.4 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

99.5±
Certain disclosures regarding Tilray, Inc. following completion of the Arrangement (incorporated by reference to Exhibit 99.5 of Tilray’s Current Report on Form 8-K (File No. 001-38594), filed with the SEC on May 4, 2021).

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

±	Indicates a management or compensatory plan or description thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILRAY, INC.

Date: May 4, 2021	By:	/s/ Irwin D. Simon
Irwin D. Simon
President and Chief Executive Officer